                                                                 CONFORMED COPY
                                                                 --------------









                               DATED 9 June 1997
                               -----------------



                          (1) GORANDEL TRADING LIMITED

                                    - and -

                             (2) MIKHAIL GOLOVATOV




                               SERVICE AGREEMENT












                           Travers Smith Braithwaite
                                  10 Snow Hill
                                London EC1A 2AL

                               Tel: 0171-248 9133

                                   I N D E X

Clause                                                             Page No.
------                                                             --------

1.        Interpretation                                                  1
2.        Appointment and Term                                            2
3.        Duties                                                          2
4.        Conflicts of Interest                                           3
5.        Salary and Bonus                                                3
6.        Holidays                                                        4
7.        Illness or Accident                                             4
8.        Termination                                                     4
9.        Confidentiality                                                 6
10.       Protection of Business Interests                                7
11.       Disciplinary and Grievance Procedure                            7
12.       Notices                                                         7
13.       Deductions                                                      8
14.       General                                                         8


Schedule
--------

1.        Power of Attorney                                               9
2.        Protection of Business Interests                               11

Annexure
--------

Map of the Relevant Area

AN AGREEMENT made on 9 June, 1997

BETWEEN:-

(1) GORANDEL TRADING LIMITED a company incorporated and registered in Cyprus (registration number 56442) whose registered office is at 10 Mnasiadou Street, Elma Building, Nicosia, Cyprus ("the Company"); and

(2) MIKHAIL GOLOVATOV of 22-39 Bolshaya Nikitshaya Street, Moscow 103009, Russia (the "Executive").

IT IS AGREED as follows:-

1.       Interpretation

1.1 In this Agreement the following words and expressions shall have the following meanings:-

         "Board" the board of directors of the Company from time to time;

         "Chairman"               the Chairman of the Board from time to time;

         "Effective Date"         the date of this Agreement;

         "Group Company"          any company which from time to time is:-

                                  (a)      a subsidiary undertaking of the
                                           Company;
                                  (b)      a holding company of the Company;
                                  (c) a subsidiary undertaking of any such holding company; or
                                  (d)      an associated company being any
                                           company in which the Company or any
                                           Group Company has a shareholding of
                                           25% or more or any company which
                                           has a shareholding of 25% or more in
                                           the Company or any Group Company;

                                  "subsidiary" and "holding company" have the meanings attributed to them by section 736 of the Companies Act 1985;

         "Term" the period of the Executive's employment hereunder;

         "Termination Date"       (other than for the purposes of Schedule 2 to
                                  this Agreement) the date on which the
                                  employment of the Executive under this
                                  Agreement shall terminate for whatever
                                    reason,

         and derivative expressions shall be construed accordingly.

1.2 Words and phrases which are not defined in this Agreement but which are defined in the Act, the Companies Act 1985, or the Insolvency Act 1986 shall be construed as having those meanings.

1.3 References to any statute or any statutory provision shall be construed as references to the statute or statutory provision as in force at the date of this Agreement and as subsequently re-enacted or consolidated and shall include references to any statute or any statutory provision of which it is a re-enactment or consolidation.

1.4 Unless the context otherwise requires references in this Agreement to the masculine gender shall, where appropriate, be deemed to include the feminine and vice versa.

1.5 The Schedules to this Agreement are an integral part of this Agreement and references to this Agreement include reference thereto.

2.       Appointment and Term

2.1 The Company shall employ the Executive and the Executive shall serve the Company as Managing Director on the terms set out in this Agreement.

2.2 The Executive's employment under this Agreement shall commence on the Effective Date and continue (subject to the provisions of this Agreement) until terminated by either party giving to the other not less than 12 months' previous notice in writing.

2.3 The Executive represents to the Company that he is entitled to enter into this Agreement and to implement and carry out its terms and that by so doing he shall not be in breach of any obligation (contractual or otherwise) to any third party which would entitle that third party to damages or any other remedy at law.

3.       Duties

3.1 The Executive shall perform the duties and exercise the powers which from time to time may be assigned to him or vested in him by the Board and shall devote such of his time, ability and attention to his duties under this Agreement as may be reasonably required for the proper performance of his duties and he shall use his utmost endeavours to promote the interests of the Company and any Group Company and shall not knowingly do or willingly permit to be done anything to the prejudice, loss or injury of the Company or any Group Company and shall carry out such duties in a competent manner.

3.2 The Board shall be entitled at any time to require the Executive to perform services not only for the Company but also for any Group Company including, if so required, acting as a director of any Group Company.

3.3 The Executive shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company and any Group Company and provide such explanations of his conduct as the Board may require.

3.4 Notwithstanding the provisions of clause 3.1, the Company may at any time following the giving of notice by either party to terminate this Agreement and for such period as it may specify not exceeding the length of notice given cease to provide work for the Executive in which event, during such period the other provisions of this Agreement including those relating to the Executive's remuneration shall continue to have full force and effect but the Executive shall not be entitled to access to any premises of the Company or any Group Company.

3.5 Subject always to clause 4, during the Term the Executive shall not without the prior written consent of the Board engage in any activities outside his employment which may detract from the proper and timely performance of his duties under this Agreement.

3.6 The Executive's principal place of work shall be Moscow and he shall undertake any travel as may be necessary for the proper performance of his duties as the Board may from time to time require.

4.       Conflicts of Interest

4.1 Save for those engagements, concerns and interests of the Executive which are existing as at the date of this Agrement during the Term the Executive shall not without the prior consent of the Company whether alone or jointly with or on behalf of any other person, firm or company and whether as principal, partner, manager, employee, contractor, director, consultant, investor or otherwise (except as a representative or nominee of the Company or any Group Company or otherwise with the prior consent in writing of the Board) be engaged, concerned or interested in any other business which:-

         4.1.1 is wholly or partly in competition with any business carried on by the Company or any Group Company; or

         4.1.2 as regards any goods or services is a supplier to or customer of the Company or any Group Company.

5.       Salary and Bonus

5.1 The Executive shall receive a fixed annual salary of US$40,000 which shall accrue from day to day and be payable by equal monthly instalments in arrears on the last working day of each calendar month or such salary as may be agreed and confirmed to the Executive in writing by the Board in its sole discretion from time to time.

5.2 In addition to the Executive's fixed annual salary, he shall receive an annual bonus in respect of each financial year of the Company calculated on a basis to be agreed by the Board and the Executive.

5.3 The Executive shall not be entitled to any fees in respect of any directorship of the Company or any Group Company and to give effect to this clause the Executive shall forthwith pay to the Company or procure that the Company is paid all such fees received.

5.4 Payment of such salary and such bonuses (if any) to the Executive shall be made either by the Company or by another company in the Group and, if by more than one company, in such proportion as the Board may from time to time think fit.

5.5 In addition there shall be refunded to the Executive such sums as shall cover all reasonable out of pocket expenses incurred by him on the Group's business (including hotel expenses and expenses of subsistence and travelling), which said expenses shall be evidenced in such manner as the Company may require.

6.       Holidays

6.1 The Executive shall be entitled to 25 days' holiday on full pay in every calendar year to be taken at such reasonable time or times as the Board shall approve. Any holiday not so used in a calendar year may not be carried forward without the approval of the Board.

6.2 If this Agreement is terminated under clause 8.4, the Executive will not be entitled to any payment in lieu of holiday not taken at the Termination Date.

7.       Illness or Accident

If the Executive shall be absent for up to a maximum of 90 working days in any rolling period of twelve months owing to accident or illness so that he is unable properly to perform his duties he shall continue to be entitled to his full salary excluding any bonus or commission during any period of absence up to a maximum of 90 working days in any rolling period of 12 months provided that if at any time during such a period of absence referred to above the Executive becomes eligible to receive benefits in respect of accident or illness the Company shall be entitled to set off or deduct the amount of any such benefits from the salary payable to the Executive under this clause. During any such period of absence, the Company shall be entitled at any time to appoint a further executive director or employee to perform the Executive's duties and to exercise his powers.

8.       Termination

8.1 The Company shall at all times be entitled to terminate the Agreement pursuant to clause 2.2.

8.2 The Company may, at its sole and absolute discretion, terminate the Executive's employment forthwith at any time by serving a notice under this clause stating that the Agreement is being determined in accordance with this clause 8.2 and undertaking to pay to the Executive within 14 days salary in lieu of any required period of notice or unexpired part thereof (subject to tax). For the avoidance of doubt, where the Company terminates the Agreement in accordance with this clause the terms of, inter alia, clause 8 and Schedule 2 shall remain in full force and effect.

8.3 Where the Company terminates this Agreement otherwise than in accordance with clause 2.2 or 8.2 (subject always to clause 8.4), any damages to which the Executive may be entitled shall be calculated in accordance with ordinary common law principles including those relating to mitigation of loss.

8.4 Notwithstanding the provisions of clauses 8.1 and 8.2, the Company shall be entitled, by notifying the Executive in writing, to terminate this Agreement and the Executive's employment forthwith without any payment by way of compensation, damages or otherwise if the Executive shall:-

         8.4.1    commit any act of serious misconduct;

         8.4.2 commit any material or persistent breach of any of the terms or conditions of this Agreement including any wilful neglect or refusal to carry out any of his duties or to comply with any instruction given to him by the Board;

         8.4.3 have a bankruptcy order made against him or shall compound with or enter into any voluntary arrangements with his creditors;

         8.4.4    be charged with or convicted of any criminal offence;

         8.4.5 be disqualified from holding office in the Company or any other company;

         8.4.6 act in any way which may in the reasonable opinion of the Board bring the Company or any Group Company into disrepute or discredit; or

         8.4.7 in his capacity as a director of the Company resign or be removed, except where this has been required by the Company pursuant to clause 8.5.1;

         in which event, for the purposes of this Agreement, the Termination Date shall be the date of the written notice terminating the Executive's employment.

8.5 The Executive shall resign from the Board and the boards of any Group Company of which he is director:-

         8.5.1 if at any time during the Term the Executive is prevented from performing his duties whether through sickness or because the Company has exercised its rights under clause 3.4 or otherwise howsoever and the Company requires the Executive to resign; and in any event

         8.5.2    on the Termination Date,

         and the Executive shall at the time of signing this Agreement appoint the Company as his attorney by executing a power of attorney in the form set out in Schedule 1 to do and sign in his name and on his behalf any things and documents as may be required under the constitution of each company to make his resignation effective (including the transfer (without payment) to the Company or as the Company may direct may qualifying shares provided by it).

8.6 The proper exercise by the Company of its right of termination under clause 8.4 shall be without prejudice to any other rights or remedies which the Company or any Group Company may have or be entitled to exercise against the Executive.

8.7 If the employment of the Executive under this Agreement shall be terminated for the purpose of reconstruction or amalgamation only whether by reason of the liquidation of the Company or otherwise and he shall be offered employment with any concern or undertaking resulting from this reconstruction or amalgamation on terms and conditions no less favourable than the terms of this Agreement then the Executive shall have no claim against the Company in respect of the termination of his employment hereunder.

8.8 The Executive shall not at any time during any period when he is required to cease the performance of his duties under clause 3.4 or after the Termination Date make any public statements in relation to the Company or any Group Company or any of their officers or employees. The Executive shall not after the Termination Date represent himself as being employed by or connected with the Company or any Group Company.

8.9 All credit, charge and expense cards, motor cars, car keys and all books, papers, drawings, designs, documents, records and computer software kept or made by or in the possession or control of the Executive relating to the businesses of the Company and any Group Company and all other property of the Company and any Group Company are and remain the property of the Company or such Group Company and the Executive shall deliver all such items in his possession custody or control at the Termination Date immediately to the Company.

9.       Confidentiality

9.1 The Executive acknowledges that during the Term he shall in the performance of his duties become aware of trade secrets and other confidential information relating to the Company, the Group Companies, their businesses and its or their clients or customers and their businesses.

9.2 Without prejudice to his general duties at common law in relation to such trade secrets and other confidential information, the Executive shall not during the Term or at any time after the Termination Date disclose or communicate to any person or persons or make use (other than in the proper performance of his duties under this Agreement) and shall use his best endeavours to prevent any disclosure, communication or use by any other person, of any such trade secrets or confidential information.

9.3 Since the Executive in the course of his employment or by reason of services rendered for or offices held in any other company may obtain knowledge of the trade secrets or other confidential information or such company, the Executive hereby undertakes that he will at the request and cost of the Company enter into a direct agreement or undertaking with such other company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.4 The provisions of this clause shall cease to apply to information or knowledge which comes into the public domain otherwise than by reason of the default of the Executive.

9.5 For the purposes of clause 9 confidential information shall include, but not be limited to, all and any information (whether or not recorded in documentary form or on computer disk or tape) which relates to:

         (a) the business methods, corporate plans, management systems, finances, maturing new business opportunities or research and development projects of the Company;

         (b)     suppliers, their identities and prices;

         (c)     customers, their identity, needs and requirements;

         (d) marketing or sales of any past, present or future product or service of the Company including without limitation sales targets and statistics, market share and pricing statistics, market surveys and plans, market research reports, sales techniques, price lists, discount structures and advertising and promotional material;

         (e) trade secrets, technical specifications and other technical information relating to the businesses of the Company; and

         (f) all information material to any dispute or litigation involving the Company.

10.      Protection of Business Interests

         The Executive shall be bound by the provisions of Schedule 2.

11.      Disciplinary and Grievance Procedure

11.1 Any disciplinary matters affecting the Executive will be dealt with by the Board. If the Executive wishes to seek redress for any grievance relating to his employment he should submit his grievance to the Board in writing whose decision on such grievance shall be final. There are no specific disciplinary rules affecting the Executive.

11.2 In order to investigate a complaint against the Executive, the Company reserves the right to suspend the Executive on full pay and to exclude the Executive from any premises of the Company and any Group Company for so long as it deems necessary to carry out a proper investigation and to hold any appropriate disciplinary hearings.

12.      Notices

         Any notice to be given under this Agreement shall be in writing. Notices may be served by either party by personal service or by recorded delivery or by first class post addressed to the other party or by leaving such notice at (in the case of the

         Company) its registered office for the time being and (in the case of the Executive) his last known address and any notice given shall be deemed to have been served at the time at which the notice was personally served or if sent by recorded delivery at the time of delivery as recorded or if sent by first class post on the second working day after posting or in the case of being left as appropriate at the registered office or last known address, the date on which it was so left.

13.      Deductions

         The Executive consents to the deduction from his wages of any sums owing by him to the Company at any time and he also agrees to make any payment to the Company of any sums owing by him to the Company upon demand by the Company at any time. This clause is without prejudice to the rights of the Company to recover any sums or balance of sums owing by the Executive to the Company by legal proceedings.

14.      General

14.1 This Agreement (including its Schedules) constitute the entire and only legally binding agreement between the parties relating to the employment of the Executive by the Company or any Group Company and replaces any previous employment agreements or arrangements. No variation to this Agreement shall be effective unless made in writing signed by or on behalf of the parties and expressed to be such a variation.

14.2 No failure or delay by the Company in exercising any remedy, right, power or privilege under or in relation to this Agreement shall operate as a waiver of the same nor shall any single or partial exercise of any remedy, right, power or privilege preclude any further exercise of the same or exercise of any other remedy, right, power or privilege.

14.3 No waiver by the Company of any of the requirements of this Agreement or of any of its rights under this Agreement shall have effect unless given in writing and signed by the Board. No waiver of any particular breach of the provisions of this Agreement shall operate as a waiver of any repetition of that breach.

14.4 If any provision of this Agreement shall be, or become, void or unenforceable for any reason within any jurisdiction, this shall affect neither the validity of that provision within any other jurisdiction nor any of the remaining provisions of this Agreement.

14.5 This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of England.

14.6 In the event of any claim, dispute or difference arising out of or in connection with this Agreement the parties hereto irrevocably agree and submit to the non-exclusive jurisdiction of the Courts of England.

AS WITNESS the hands of the parties hereto or their duly authorised representatives.

SCHEDULE 1
----------

POWER OF ATTORNEY
-----------------

By this Power of Attorney made on                              1997, I, MIKHAIL
GOLOVATOV of 22-39 Bolshaya Nikitshaya Street, Moscow 103009, Russia in accordance with the terms of the service agreement ("the Service Agreement" of even date between myself and Gorandel Trading Limited ("the Company") HEREBY APPOINT the Company to act as my attorney with authority in my name and on my behalf (so that words and expressions defined in the Service Agreement shall have the same meanings herein):-

(a) on or after the Termination Date to do any things and sign any documents as may be required under the constitution of the Company and each Group Company to make my resignation as a director from those companies effective;

(b) to sign or execute any and all agreements, instruments, deeds or other papers and to do all such things in my name as may be necessary or desirable to implement my obligations in connection with clause 8.5 of the Agreement;

(c) within 2 days of the Company having requested my resignation pursuant to clause 8.5.1 to do any thing and sign any documents to make my resignation as a director from those Companies effective;

(d) on or after the Termination Date to sign or execute any and all instruments, deeds or other papers and to do all such things in my name as may be necessary or desirable to implement a transfer of all my shares in the Company or any Group Company which I may hold as a bare nominee for the Company or any Group Company; and

(e) to appoint any substitute and to delegate to that substitute all or any powers conferred by this Power of Attorney.


I declare that this Power of Attorney, having been given by me to secure my obligations in connection with clause 8.5 of the Service Agreement, shall be irrevocable in accordance with section 4 of the Powers of Attorney Act 1971.

IN WITNESS whereof this Power of Attorney has been duly executed on the date set out above.

EXECUTED as a DEED and            )
DELIVERED by                      )
MIKHAIL GOLOVATOV                 )
in the presence of:-              )


Witness name:

Address:

Occupation:

SCHEDULE 2
----------

PROTECTION OF BUSINESS INTERESTS
--------------------------------

For the avoidance of doubt, the provisions of this Schedule shall not apply if this Agreement is terminated by the Company in breach of its terms.

In this Schedule the following words and expressions shall have the following meanings:-

"Business"                   the business or businesses of the Company or any
                             Group Company in or with which the Executive has been involved or concerned namely the business of providing Security Goods and Security Services to any firm, company, organisation or individual requiring the same in any part of the Relevant
                             Area, whether carried on by such person itself or through any agent, contractor or subcontractor or in conjunction in whole or part with one or more other persons at any time during the period of twelve months prior to the Termination Date;

CIS the geographical area of those states which at the date of this Agreement are members of the Confederation of Independent States and any state(s), territory(ies) within such area as may from time to time merge or result from any reorganisation, boundary reorganisation, amalgamation or division which may occur in or between any such state(s);

"directly                    or indirectly" the Executive acting either alone
                             or jointly with or on behalf of any other person, firm or company, whether as principal, partner, manager, employee, contractor, director, consultant, investor or otherwise;

"Key Personnel"              any person who is at the Termination Date or was
                             at any time during the period of twelve months prior to the Termination Date employed or engaged as a consultant in the Business in an executive, senior managerial or sales capacity and with whom the Executive has had dealings other than in a de minimis way during the course of his employment under this Agreement;

"Prospective Client"         any person firm or company who has been engaged in
                             negotiations at any time during the twelve months prior to the Termination Date, with which the Executive has been personally involved, with the Company or any Group Company with a view to purchasing Security Services and/or Security Goods from the Company or any Group Company;

"Relevant Area"              the area shown edged in red on the map which
                             comprises the Annexure to this Agreement and which encompasses the CIS, Latvia, Lithuania and Estonia;

"Relevant Client"            any person firm or company who at any time during
                             the twelve months prior to the Termination Date, has been provided with Security Goods or supplied with Security Services in the Relevant Area, including any person who has asked (or enquired about) the provision of Security Goods or Security
                             Services in the Relevant Area with whom or which the Executive directly dealt other than in a de minimis way or for whom or which the Executive was responsible on behalf of the Company or any Group
                             Company at any time during the said period (or the Term if shorter);


"Relevant                    Period" the period of twelve months from the
                             Termination Date less any period during which the Executive has not been provided with work pursuant to clause 3.4 of this Agreement;

"Relevant Supplier"          any person firm or company who at any time during
                             the twelve months prior to the Termination Date was a supplier of any goods or services (other than utilities and goods or services supplied for administrative purposes) to the Company or any Group Company and with whom or which the Executive had personal dealings during the course of his employment under this Agreement other than in a de minimis way; and

Security Goods               all goods and products required in order to
                             provide Security Services;

Security Services            the provision and management of security of all
                             kinds, including (without limitation) guard and other protection services, courier services, logistical management, medical management, supervision and training of security personnel, advice and consultation on all types of security arrangements and on situations involving security needs, equipment supply, investigative services and all services ancillary to or relating to such matters;

"Termination Date"           the date on which the employment of the Executive
                             under this Agreement shall terminate.

1. The Executive shall not without the prior written consent of the Board directly or indirectly at any time during the Relevant Period:-

         (a)     solicit away from the Company or any Group Company; or

         (b)     endeavour to solicit away from the Company or any Group
                 Company; or

         (c)     employ or engage; or

         (d)     endeavour to employ or engage,

         any Key Personnel.

2. The Executive shall not without the prior written consent of the Board directly or indirectly at any time within the Relevant Period:-

         2.1      (a)   solicit the custom of; or

                  (b)   deal with,

                  any Relevant Client or Prospective Client in respect of any Relevant Services; or

         2.2      (a)   interfere; or

                  (b)   endeavour to interfere,

                  with the continuance of supplies to the Company and/or any Group Company (or the terms relating to those supplies) by any Relevant Supplier.

3. The Executive shall not without the prior written consent of the Board directly or indirectly at any time within the Relevant Period engage or be concerned employed or interested in any business within the Relevant Area which (a) competes or (b) will at any time during the period of six months from the Termination Date compete with the Business.

4.1 The Executive acknowledges (having taken appropriate legal advice) that the provisions of this Schedule are fair and reasonable and necessary to protect the goodwill and interests of the Company and the Group Companies and shall constitute separate and severable undertakings given for the benefit of the Company and each Group Company and may be enforced by the Company on behalf of any of them.

4.2 If any of the restrictions or obligations contained in this Schedule is held not to be valid on the basis that it exceeds what is reasonable for the protection of the goodwill and interests of the Company and the Group Companies but would be valid if part of the wording were deleted then such restriction or obligation shall apply with such deletions as may be necessary to make it enforceable.

4.3 The Executive acknowledges and agrees that he shall be obliged to draw the provisions of this Schedule to the attention of any third party who may at any time before or after the termination of the Executive's employment hereunder, offer to engage the Executive in any capacity and for whom or with whom the Executive intends to work.

SIGNED by RICHARD BETHELL         )
a Director duly authorised        )
for and on behalf of              )       RICHARD BETHELL
GORANDEL TRADING LIMITED          )
in the presence of:-

NEAL WATSON
SOLICITOR
C/O 10 SNOW HILL
LONDON EC1A 2AL



SIGNED by MIKHAIL                 )
GOLOVATOV in the                  )       MIKHAIL GOLOVATOV
presence of:-                     )

NEAL WATSON
SOLICITOR
C/O 10 SNOW HILL
LONDON EC1A 2AL